SCHEDULE 14A INFORMATION

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FNB Corp.

(Name of Registrant as Specified in Its Charter)

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FNB CORP.

101 Sunset Avenue

Asheboro, North Carolina 27203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 13, 2003

Notice is hereby given that the regular Annual Meeting of Shareholders of FNB Corp. (the “Corporation”) will be held at the AVS Banquet Centre, 2045 North Fayetteville Street, Asheboro, North Carolina, on Tuesday, the 13th day of May, 2003, at one o’clock p.m., preceded by a buffet luncheon beginning at 12:15 p.m., for the following purposes:

1.	To elect two Class I Directors to serve for two-year terms expiring at the Annual Meeting in 2005.

2.	To elect four Class II Directors to serve for three-year terms expiring at the Annual Meeting in 2006.

3.	To consider approval of an amendment to the Articles of Incorporation to modify the supermajority shareholder vote requirement for business combinations.

4.	To consider approval of the 2003 Stock Incentive Plan.

5.	To consider and act upon any other business as may come before the meeting or any adjournment thereof.

All shareholders are invited to attend the meeting. Only those shareholders of record at the close of business on March 27, 2003, shall be entitled to notice of the meeting and to vote at the meeting.

Information relating to the activities and operations of FNB Corp. during the fiscal year ended December 31, 2002, is contained in the Corporation’s Annual Report, which is enclosed.

By Order of the Board of Directors

JERRY A. LITTLE

Treasurer and Secretary

April 11, 2003

Your Board of Directors urges you to mark, date, sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the meeting in person. The proxy may be revoked at any time by notifying the Secretary of FNB Corp. in writing prior to the voting of the proxy.

FNB CORP.

101 Sunset Avenue

Asheboro, North Carolina 27203

PROXY STATEMENT

GENERAL INFORMATION

The following information is furnished in connection with the solicitation of proxies by the Board of Directors of FNB Corp. (the “Corporation” or “FNB”) for use at the Annual Meeting of Shareholders to be held on May 13, 2003. The principal executive offices of the Corporation are located at its wholly owned subsidiary, First National Bank and Trust Company (“First National Bank”), 101 Sunset Avenue, Asheboro, North Carolina 27203 (Telephone: 336-626-8300). This proxy statement and the enclosed form of proxy were first sent to shareholders on or about April 11, 2003.

A proxy may be revoked by the person giving it by delivering a written notice to the Corporation prior to the meeting or by personally requesting that it be returned. The shares represented by all properly executed proxies received by the Corporation in time to be taken to the meeting will be voted; and, if a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specification. If a specification is not made, the proxy will be voted for the proposals set forth in the Notice of Annual Meeting of Shareholders.

FNB will pay the costs of the Annual Meeting and the solicitation of proxies. Solicitation of proxies may be made in person or by mail or telephone by directors, officers and regular employees of the Corporation or First National Bank without additional compensation therefor. The Corporation may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of FNB Common Stock held of record by such person, and the Corporation will reimburse such forwarding expenses. FNB has retained Regan & Associates, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $8,500 plus reimbursement of certain out-of-pocket expenses.

VOTING SECURITIES OUTSTANDING AND PRINCIPAL SHAREHOLDERS

Only holders of record of FNB Common Stock at the close of business on March 27, 2003 (the “Record Date”), are entitled to a notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof. On the Record Date, there were 5,485,019 shares of FNB Common Stock issued and outstanding.

Each share is entitled to one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of FNB Common Stock entitled to vote is necessary to constitute a quorum.

The Corporation is not aware of any holders of more than 5% of the outstanding shares of FNB Common Stock as of March 27, 2003.

EXECUTIVE OFFICERS

The following table sets forth the current executive officers of the Corporation and also shows their positions with FNB’s wholly owned subsidiaries, First National Bank and Rowan Savings Bank SSB, Inc. (“Rowan Bank”).

Name	Age	Position in Corporation	Position in Subsidiary
Michael C. Miller	52	Chairman and President	Chairman and President, First National Bank
R. Larry Campbell	58	Vice President	Senior Vice President, First National Bank
Bruce D. Jones	48	Vice President	President and Chief Executive Officer, Rowan Bank
Jerry A. Little	59	Treasurer and Secretary	Senior Vice President and Secretary, First National Bank

The above officers have held executive positions with the Corporation, First National Bank or Rowan Bank for at least the past five years, except for Mr. Campbell who was the President and Chief Executive Officer of Carolina Fincorp, Inc. and Richmond Savings Bank, Inc., SSB from 1990 to 2000. Officers are elected annually by the Board of Directors.

ELECTION OF DIRECTORS

The bylaws of the Corporation provide that the number of directors shall consist of not less than nine nor more than twenty-five, with the exact number of directors within such maximum and minimum limits to be fixed and determined from time to time by resolution adopted by a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. The Board of Directors has set the total number of directors at 12, all of whom either will be elected at the 2003 Annual Meeting or were previously elected and will remain in office after that meeting.

The Board of Directors is divided into three classes: Class I, Class II and Class III. In accordance with this classification, the members of Class II of the Board of Directors are to be elected at this Annual Meeting. Additional members of Class I will also be elected at this meeting. It is intended that the persons named in the accompanying form of proxy will vote for the four nominees listed below for directors of the Corporation in Class II and the two nominees in Class I, unless authority so to vote is withheld. Each nominee is at present a member of the Board of Directors. Class II directors will serve for three-year terms expiring at the 2006 Annual Meeting and the additional members of Class I will serve for two-year terms expiring at the 2005 Annual Meeting or until their successors shall be elected and shall qualify. Directors are elected by a plurality of the votes cast. Abstentions and broker nonvotes will not affect the election results if a quorum is present.

The following information is furnished with respect to the nominees for election as directors of the Corporation in Classes II and I, and for the directors in Classes I and III whose terms expire at the Annual Meetings occurring in 2005 and 2004, respectively.

Nominees for Class II Directors to Serve for Three-Terms Expiring at the Annual Meeting in 2006

Name	Age	Principal Occupation During the Past Five Years	Director Since
W. L. Hancock	67	President and Treasurer, Hancock Farms, Inc. (purebred cattle)	1973

Eugene B. McLaurin, II	46	General Manager of Southeast Division, Total Fina Elf Lubricants USA, Inc. (manufacturer of industrial lubricating oils and metalworking fluids)	2002

R. Reynolds Neely, Jr.	49	Planning Director, City of Asheboro Planning Department	1980

Richard K. Pugh	68	Retired; Chairman (until retirement in 1999), Pugh Oil Company, Inc. (convenience stores and petroleum products distribution)	1988

Nominees for Class I Directors to Serve for Two-Year Terms Expiring at the Annual Meeting in 2005

Name	Age	Principal Occupation During the Past Five Years	Director Since
Bruce D. Jones	48	Vice President of FNB (effective 2003) and President and Chief Executive Officer of Rowan Bank	2002

Dale E. Keiger	72	Owner and Operator, Dale’s Sporting Goods (retail and institutional sales of sporting goods)	2002

Class I Directors with Continuing Terms Expiring at the Annual Meeting in 2005

Name	Age	Principal Occupation During the Past Five Years	Director Since
Darrell L. Frye	57	Vice President of Finance, Harriss & Covington Hosiery (manufacturer of men’s and ladies’ athletic socks)	1999

J. M. Ramsay III	55	President, Elastic Therapy, Inc. (manufacturer of medical and specialty hosiery)	1989

Class III Directors with Continuing Terms Expiring at the Annual Meeting in 2004

Name	Age	Principal Occupation During the Past Five Years	Director Since
James M. Campbell, Jr.	64	President and Treasurer, Sew Special, Inc. (manufacturer of private label apparel)	1984

R. Larry Campbell	58	Vice President of FNB (effective 2002) and Senior Vice President of First National Bank (effective 2000); formerly President and Chief Executive Officer, Carolina Fincorp, Inc. and Richmond Savings Bank, Inc., SSB (1990-2000)	2000

Thomas A. Jordan	63	President, Michael Thomas Furniture Company (manufacturer of upholstered furniture)	1984

Michael C. Miller	52	Chairman and President of FNB and First National Bank (Chairman effective 1999)	1992

In the event that any nominee should not be available to serve for any reason (which is not anticipated), it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Corporation may recommend.

Committees of the Board

The Board of Directors holds regular quarterly meetings to conduct the normal business of the Corporation and meets on other occasions when required for special circumstances. In addition, certain board members serve on standing committees. Among these committees are the Audit and Compliance, Compensation and Nominating Committees, whose members and principal functions are as follows:

Audit and Compliance Committee.    The Audit and Compliance Committee reviews significant audit and accounting principles, policies and practices and meets with the audit manager relative to internal audit functions and with the independent auditors to review the performance of the audit manager and internal controls and accounting procedures. The committee also reviews significant regulatory compliance matters and meets with the compliance officer relative to the compliance management function. Additionally, the committee reviews the audited consolidated financial statements to be included in the Corporation’s Annual Report on Form 10-K. Members of this committee are Directors Neely, Frye, Hancock, Keiger and McLaurin. The Audit and Compliance Committee met six times during the 2002 fiscal year.

Compensation Committee.    The Compensation Committee deals in broad terms with personnel matters and reviews the compensation of the senior officers of the Corporation and its subsidiaries. Members of this committee are Directors J. Campbell, Neely, Pugh and Ramsay. The Compensation Committee met four times during the 2002 fiscal year.

Nominating Committee.    The Board of Directors, as a group, serves as the Nominating Committee and in that capacity recommends nominees for election to the Board. Qualified candidates recommended by shareholders will be considered by the Board. In order for a candidate recommended by a shareholder to be considered as a nominee at the next annual meeting, the name of the candidate, together with a written description of the candidate’s qualifications, must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 13, 2003.

During the fiscal year ended December 31, 2002, the Board of Directors held a total of 12 meetings. Each incumbent Director attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which he served.

EXECUTIVE COMPENSATION

Except as otherwise noted, the following table shows for the fiscal years ended December 31, 2002, 2001 and 2000, the cash and certain other compensation paid to or received or deferred by persons who were at December 31, 2002 the chief executive officer of the Corporation and the other executive officers of the Corporation whose total salary and bonus in 2002 exceeded $100,000.

Summary Compensation Table

			Annual Compensation		Long Term Compensation
Name and Principal Position on December 31, 2002	Year		Salary	Bonus	Securities Underlying Stock Options (#)	All Other Compensation
Michael C. Miller,	2002		$225,000	$97,976	7,500	$7,180	(2)
Chairman and President of the Corporation	2001		216,875	52,229	—	6,930
and First National Bank	2000		192,500	47,888	25,000	6,930

R. Larry Campbell, Vice President of the Corporation, Senior Vice President of First National Bank	2002 2001 2000	(1)	$110,000 102,917 72,500	$39,452 16,366 6,700	7,500 — 3,000	$4,058 3,610 1,778	(3)

Jerry A. Little, Treasurer and Secretary of the Corporation, Senior Vice President and Secretary of First National Bank	2002 2001 2000		$96,600 92,000 87,305	$37,848 19,125 22,215	7,500 — 10,000	$5,784 5,442 5,391	(4)

(1)	Mr. Campbell became an employee of First National Bank in April 2000.
(2)	Amount shown consists of $1,680 paid by First National Bank pursuant to a Split Dollar Insurance Program for executives and $5,500 contributed by the Corporation to a 401(k) plan.
(3)	Amount shown consists of a contribution by the Corporation to a 401(k) plan.
(4)	Amount shown consists of $2,073 paid by First National Bank pursuant to a Split Dollar Insurance Program for executives and $3,711 contributed by the Corporation to a 401(k) plan.

Stock Options

The following table provides details regarding stock options granted to the executive officers named in the above Summary Compensation Table in the 2002 fiscal year. Information concerning stock options granted to directors is set forth under the heading “Director Compensation.” Except as otherwise noted, the stock options were granted pursuant to the Corporation’s Stock Compensation Plan.

Option Grants in 2002

Name	Number of Securities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees in 2002	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%
Michael C. Miller	7,500	4.6%	$16.15	7/22/12	$76,175	$193,042
R. Larry Campbell	7,500	4.6	16.15	7/22/12	76,175	193,042
Jerry A. Little	7,500	4.6	16.15	7/22/12	76,175	193,042

(1)	Incentive Stock Options exercisable one year after the grant date (July 23, 2002), with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation’s Common Stock on the date of grant.
(2)	The potential realizable value of the options granted, assuming that the market price of the underlying security appreciates in value at annualized rates of 5% and 10%, respectively, over the ten-year life of the options.

The following table shows information regarding stock options exercised by the executive officers named in the Summary Compensation Table in 2002 and the number of shares covered by exercisable and unexercisable options held by the named executive officers as of December 31, 2002.

Aggregated Option Exercises in 2002 and Option Values at December 31, 2002

	Number of Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2002 (#)		Value of Unexercised In-the-Money Options at December 31, 2002 (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael C. Miller	15,000	$121,950	39,500	25,500	$235,650	$154,680
R. Larry Campbell	—	—	25,690	9,300	243,537	38,052
Jerry A. Little	—	—	18,800	14,700	151,318	76,452

(1)	The closing price of the Corporation’s Common Stock on December 31, 2002, the last trading day of 2002, was $19.39.

The following table presents information on securities authorized for issuance under equity compensation plans at December 31, 2002.

Equity Compensation Plan Information at December 31, 2002

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options (#)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (#) (1)
Equity Compensation Plans
Approved by Shareholders	763,428	$10.64	15,575
Equity Compensation Plans Not
Approved by Shareholders (2)	—	—	—

Total	763,428	10.64	15,575

(1)	The number of securities remaining available for issuance at December 31, 2002 excludes the number of securities to be issued upon exercise of outstanding options. As of March 10, 2003, no further grants and awards may be made pursuant to the Corporation’s Stock Compensation Plan because of the expiration of the plan on that date.
(2)	There were no equity compensation plans at December 31, 2002 that had not been approved by shareholders.

Pension Plan Table

The following table shows the estimated annual retirement benefits payable at the normal retirement age of 65 to participants in the Corporation’s qualified and nonqualified defined benefit plans with salaries in the classifications indicated.

Pension Plan Table

Assumed Average Compensation for Final Ten Years	Approximate Annual Benefit Upon Retirement For Years of Service Indicated
	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years
$100,000	44,200	49,200	49,200	49,200	49,200	52,700
125,000	57,900	64,200	64,200	64,200	64,200	68,400
150,000	71,700	79,200	79,200	79,200	79,200	84,100
175,000	85,400	94,200	94,200	94,200	94,200	99,800
200,000	99,200	109,200	109,200	109,200	109,200	115,500
225,000	112,900	124,200	124,200	124,200	124,200	124,200
250,000	126,700	139,200	139,200	139,200	139,200	139,200
300,000	154,200	169,200	169,200	169,200	169,200	169,200
350,000	181,700	199,200	199,200	199,200	199,200	199,200
400,000	209,200	229,200	229,200	229,200	229,200	229,200

The Corporation’s defined benefit plans include a noncontributory, qualified Pension Plan and a noncontributory, nonqualified supplemental executive retirement plan (“SERP”). The Pension Plan covers substantially all full-time employees who qualify as to age and length of service. Benefits under the Pension Plan are based on the employee’s compensation, which is comprised of total annual salary and bonus, total years of service, age at retirement and the employee’s covered compensation under the Social Security laws. As of

January 1, 2003, the individuals named in the Summary Compensation Table had the following credited years of service under the Pension Plan: Mr. Miller, 17 years; Mr. Campbell, 3 years and Mr. Little, 18 years.

The SERP applies to certain executive employees, including the individuals named in the Summary Compensation Table other than Mr. Campbell. Annual benefits payable under the SERP are based on factors similar to those for the Pension Plan and are limited to 60% of Average Compensation, offset by amounts payable under the Pension Plan and by 50% of Social Security benefits. Average Compensation for purposes of both the Pension Plan and the SERP means the average annual compensation during the final ten years of employment.

The benefit amounts listed in the above Pension Plan Table reflect a straight life annuity. Due to limitations on benefits payable under the SERP, the annual benefits in the table for 40 years of service result from application of the Pension Plan for compensation amounts of $200,000 or less. Annual compensation amounts over $200,000 exceed the current maximum limit allowable for provision of retirement benefits under qualified plans under the Internal Revenue Code.

In connection with the acquisition by the Corporation of Carolina Fincorp, Inc. in 2000, First National Bank assumed the obligations of Richmond Savings Bank, Inc., SSB under its Nonqualified Supplemental Retirement Plan with Mr. R. Larry Campbell. Under that plan, Mr. Campbell is entitled to a retirement benefit of $30,000 per year payable for 10 years commencing at age 65. The plan also provides for a $300,000 death benefit payable to Mr. Campbell’s beneficiaries if his employment is terminated by his death prior to age 65.

Director Compensation

Directors who are not also employees of the Corporation or a subsidiary bank are paid $500 for each Board meeting they attend and receive an additional $250 for each committee meeting attended. In addition, each nonemployee director is paid a monthly retainer of $500. Directors may elect to defer receipt of their fees and monthly retainers until their retirement from the Board. Any deferred fees and retainers become a general obligation of the Corporation to be credited with interest at First National Bank’s deposit rate applied to individual retirement accounts with a two-year term and priced on a monthly variable-rate basis, subject to a minimum rate of 5.5% per annum.

On July 23, 2002, the Corporation granted a nonqualified stock option to purchase 2,500 shares of Common Stock at the price of $16.15 per share to each of the following nonemployee directors: Mr. J. Campbell, Mr. Frye, Mr. Hancock, Mr. Jordan, Mr. Neely, Mr. Pugh and Mr. Ramsay. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation’s Common Stock on the date of grant. The stock options first become exercisable on July 23, 2003, with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The options expire on July 22, 2012.

Employment Agreements

First National Bank has entered into employment agreements with Michael C. Miller and R. Larry Campbell to assure their continuing services to First National Bank. Rowan Bank has entered into an employment agreement with Bruce D. Jones to assure his continuing services to Rowan Bank.

Mr. Miller’s employment under his employment agreement may be terminated by either Mr. Miller or First National Bank upon 60 days’ prior written notice to the other. The employment agreement provides that Mr. Miller’s salary and benefits will be as mutually agreed upon by Mr. Miller and the Board of Directors. The employment agreement also provides that if following a change in control of First National Bank or the Corporation Mr. Miller terminates his employment either voluntarily within 90 days of the change of control or because his authority or responsibilities are substantially reduced or his salary or benefits are reduced to a level below that in effect immediately prior to the change of control or because he is advised to change his residence or principal place of business from Asheboro, North Carolina, then Mr. Miller will be entitled to receive in three equal annual installments commencing on the date of termination an aggregate amount equal to 2.99 times his average total cash compensation for the five fiscal years immediately preceding the change of control. This amount may be reduced to the extent necessary to avoid the disallowance of a deduction to First National Bank or the existence of an “excess parachute payment” under the Internal Revenue Code. Mr. Miller may forfeit this payment if he solicits or encourages a change of control without the prior approval of the Board of Directors of First National Bank or the Corporation. The agreement also contains provisions that prohibit Mr. Miller from competing with First National Bank during and for a period of time following his employment with First National Bank.

First National Bank entered into an employment agreement with Mr. Campbell in connection with the acquisition in 2000 of Carolina Fincorp, Inc. The agreement has an annually renewing three-year term, unless either First National Bank or Mr. Campbell notifies the other of its intent not to renew, but the term is not to continue automatically for more than nine years. The employment agreement provides that Mr. Campbell will receive an annual base salary initially set at $100,000 with increases as determined in accordance with First National Bank’s policies and practices for employee compensation. The employment agreement also provides that it may be terminated by First National Bank with cause or as a result of Mr. Campbell’s death or disability. Mr. Campbell may terminate the agreement upon 60 days’ notice to First National Bank. In the event First National Bank terminates Mr. Campbell’s employment other than by reason of death, disability or “cause,” Mr. Campbell would continue to receive his then annual base salary for the otherwise then remaining term of the employment agreement. First National Bank would also continue to provide Mr. Campbell with the benefits to which he is entitled under the agreement, or their economic equivalent, for the remaining term. If Mr. Campbell’s employment is terminated by reason of continued disability, he would continue to receive his then annual base salary for the otherwise then remaining term of the agreement, less any disability payments to him from any disability plan of First National Bank or FNB. The agreement contains confidentiality provisions as well as provisions prohibiting Mr. Campbell from competing with First National Bank during and for a period of time following his employment with First National Bank.

Rowan Bank entered into an employment agreement with Mr. Jones in connection with the acquisition in 2002 of Rowan Bancorp, Inc. The agreement has an annually renewing three-year term, unless either Rowan Bank or Mr. Jones notifies the other of its intent not to renew. The agreement provides for the payment of an annual base salary to Mr. Jones at the rate of $130,000, which salary is subject to merit increases in accordance with Rowan Bank’s policies and practices for employee compensation. Mr. Jones may terminate the agreement upon 60 days’ notice to Rowan Bank. Rowan Bank may terminate the agreement for cause or as a result of Mr. Jones’ death or disability. If Rowan Bank terminates Mr. Jones’ employment for any reason other than death, disability or cause, Mr. Jones would continue to receive his then annual base salary and the other benefits to which he is entitled under the agreement, or their economic equivalent, for the otherwise then remaining term of the agreement. If Mr. Jones’ employment is terminated due to continued disability, he would continue to receive his then annual base salary for the otherwise then remaining term of the agreement, less any disability payments to him from any disability plan of Rowan Bank or FNB. The agreement contains confidentiality provisions as well as provisions prohibiting Mr. Jones from competing with Rowan Bank, FNB or any of its other subsidiaries during and for a period of time following his employment with Rowan Bank.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for setting the compensation for the members of senior management of the Corporation and the subsidiary banks. The Committee determines the compensation level of the President, which is reviewed and ratified by the full Board of Directors, and acts upon the recommendations of the President as to the compensation of the other senior management employees. Four nonemployee directors currently serve as members of the Committee: James M. Campbell, Jr., Chairman, R. Reynolds Neely, Jr., Richard K. Pugh and J. M. Ramsay III.

Compensation Philosophy

The Corporation’s compensation policies are designed to attract and retain competent management. The Board’s goal is to provide competitive base salaries to the Corporation’s and the subsidiary banks’ management employees and to give them, as well as all other employees of the Corporation and the subsidiary banks, performance incentives to motivate superior performance on behalf of the Corporation and its shareholders. The Corporation has generally used two types of incentive compensation: annual cash bonuses based on the overall performance of the subsidiary banks and long-term compensation in the form of stock options. The Committee believes that linking long-term compensation to the value of the Corporation’s Common Stock is especially effective because it aligns the interests of management with those of the Corporation’s shareholders.

Executive Officer Compensation

Annual Compensation.    The Committee’s recommendations for base salary for the President and other management employees are based on information available through industry sources regarding the compensation of executives of other institutions similar in size and in other respects to the Corporation. The Committee considers annual cash bonuses as an integral part of the Corporation’s financial incentive package to achieve the Corporation’s goals. Bonuses are paid to all employees of First National Bank based on its operating results for the year in a number of specific areas, with each employee receiving the same percentage of his or her base salary as every other employee. The Committee generally adopts the goals for the year at the beginning of the year. Goals are generally established for the growth in loans and deposits, profit margins, noninterest income, loan quality and productivity. Senior management employees generally receive an additional bonus based on similar criteria in the discretion of the Board, based on the Committee’s recommendations.

Long-Term Compensation.    The Corporation’s long-term incentive compensation awards are designed to encourage the retention of key executives and to align their interests with the interests of shareholders. Long-term compensation for the President and other management employees consists principally of stock options. The Corporation has had in place a Stock Compensation Plan (the “Plan”), which provided for the grant of incentive and nonqualified options, stock bonuses and restricted stock. The Plan expired on March 10, 2003. The Corporation believes that stock options granted under the Plan are performance-based and, therefore, deductible by the Corporation under Section 162(m) of the Internal Revenue Code. The Plan provided for other types of compensation, such as stock bonuses and restricted stock, which are performance-based only if performance goals are established by the Committee in compliance with Section 162(m); no awards of stock bonuses or restricted stock have ever been granted by the Committee. The Committee administered the Plan. Under the Plan, stock options have been granted to the President and to other management employees on an annual basis, except in 2001, since 1994. For further information regarding the options granted to the President, see “Executive Compensation—Stock Options” above. The Committee believes that all grants to the President under the Plan are performance-based for purposes of Section 162(m).

CEO Compensation.    For 2002, Mr. Miller’s base salary as President and Chief Executive Officer of FNB increased by 3.75%. The Compensation Committee determined that this increase was appropriate in light of both the Corporation’s achievement of various performance goals and a review of the compensation paid to chief executive officers of comparable financial institutions of similar asset size. Return on assets of 1.15% and return on equity of 11.63% in 2001 were considered, as well as such factors as loan quality and productivity, growth in loans and deposits, and profitability. The Committee also reviewed national, regional, statewide and local peer group salary data to determine a competitive and reasonable base salary. Mr. Miller’s base salary and total bonuses in 2002 are shown in the Summary Compensation Table above. In arriving at Mr. Miller’s bonus for 2002 and the award of a stock option for 7,500 shares, the Committee considered the subsidiary banks’ performance, noting that the Corporation had completed its acquisition of Rowan Bancorp, Inc. and achieved a return on assets of 1.25% and a return on equity of 12.82% in 2002. The Committee and the Board of Directors

considered this base salary and these bonuses appropriate in view of their overall assessment of the performance of the President and the Corporation.

Submitted by the Compensation Committee of the Board of Directors:

James M. Campbell, Jr., Chairman

R. Reynolds Neely, Jr.

Richard K. Pugh

J. M. Ramsay III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee has ever been an officer or employee of the Corporation or any of its subsidiaries or performs services for the Corporation or its subsidiaries other than as a director.

PERFORMANCE GRAPH

The following graph and table compare the cumulative total shareholder return of FNB Common Stock for the five-year period ended December 31, 2002 with the SNL Southeast Bank Index and the Standard and Poor’s 500 Stock Index, assuming an investment of $100 at the beginning of the period and the reinvestment of dividends.

	As of December 31,
	1997	1998	1999	2000	2001	2002
FNB Corp.	$100.00	$144.98	$83.61	$65.88	$86.01	$113.59
SNL Southeast Bank Index	100.00	106.46	83.77	84.12	104.79	115.76
S&P 500 Index	100.00	128.55	155.60	141.42	124.63	96.95

INDEBTEDNESS OF OFFICERS AND DIRECTORS

Certain of the directors and officers of the Corporation and the subsidiary banks and companies with which they are affiliated were customers of and borrowers from the subsidiary banks in the ordinary course of business in 2002. Similar banking transactions are expected to take place in the future. In the opinion of management, all outstanding loans and commitments included in such transactions were made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers and did not involve more than normal risk of collectibility or contain other unfavorable features.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of March 27, 2003, certain information with respect to the beneficial ownership of FNB Common Stock by directors, by the executive officers named in the Summary Compensation Table and by directors and executive officers as a group.

Name and Address	Amount and Nature of Beneficial Ownership March 27, 2003 (1) (2)		Percent of Class
James M. Campbell, Jr., Director	61,093		1.11

R. Larry Campbell, Director and Vice President	57,691		1.05

Darrell L. Frye, Director	4,100		*

W. L. Hancock, Director	118,478		2.16

Bruce D. Jones, Director and Vice President	61,778		1.13

Thomas A. Jordan, Director	35,971		*

Dale E. Keiger, Director	31,190		*

Eugene B. McLaurin, II, Director	3,950		*

Michael C. Miller, Director, Chairman and President	66,974		1.21

R. Reynolds Neely, Jr., Director	157,742	(3)	2.87

Richard K. Pugh, Director	12,900		*

J. M. Ramsay III, Director	33,930		*

Jerry A. Little, Treasurer and Secretary	19,604		*

Directors and executive officers as a group (13 persons)	665,401	(3)	11.86

*	Less than one percent.
(1)	Includes shares held by directors’ and executive officers’ immediate families, including spouse and/or children residing in same household. Does not include 4,620 shares owned by the Ferree Educational and Welfare Fund, of which Mr. Miller is a trustee and treasurer.
(2)	Includes shares subject to stock options exercisable as of March 27, 2003 or within 60 days thereafter for Mr. J. Campbell (9,900 shares), Mr. R. Campbell (25,690 shares), Mr. Frye (2,900 shares), Mr. Jordan (9,900 shares), Mr. Miller (39,500 shares), Mr. Neely (9,900 shares), Mr. Pugh (9,900 shares), Mr. Little (18,800 shares) and all directors and executive officers as a group (126,490 shares).
(3)	Includes 75,520 shares held of record by Mr. Neely’s mother and over which Mr. Neely and his sister have joint voting and dispository control pursuant to a revocable power of attorney.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Corporation’s directors, its executive officers, and any persons holding more than 10 percent of the Corporation’s stock are required to report their ownership of the Corporation’s stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to report in this proxy statement any failure to file by these dates during 2002. All of these filing requirements were satisfied by its directors and executive officers. In making these statements, the Corporation has relied on the written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of KPMG LLP independent auditors for the Corporation for the 2003 fiscal year. A representative of KPMG LLP is expected to be present at the Annual Meeting of Shareholders. The representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions, including those relating to the 2002 audit of the Corporation’s financial statements.

Disclosure of Auditor Fees

The following is a description of the fees paid to KPMG LLP by the Corporation for the calendar year ended December 31, 2002:

Audit Fees:    Audit fees billed to the Corporation by KPMG LLP in connection with KPMG’s audit of the Corporation’s annual financial statements for the year ended December 31, 2002 and KPMG’s review of the interim financial statements included in the Corporation’s quarterly reports on Form 10-Q for the year ended December 31, 2002 totaled $85,500.

Financial Information Systems Design and Implementation Fees:    The Corporation did not engage KPMG LLP to provide advice to the Corporation regarding financial information systems design and implementation during fiscal year 2002.

All Other Fees:    Fees billed to the Corporation by KPMG LLP during the Corporation’s 2002 fiscal year for all other services totaled $124,175. This amount included audit-related fees of $115,700, consisting principally of audits of employee benefit plans, FHLB Agreed-Upon Procedures, issuance of internal control reports and services related to purchase accounting related issues, and non-audit fees of $8,475, consisting of tax compliance and tax consulting fees.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Corporation’s Board of Directors is comprised of five directors who are not officers or employees of the Corporation. All current members of the Committee are independent for purposes of the National Association of Securities Dealers’ listing standards and Section 301 of the Sarbanes-Oxley Act of 2002. In accordance with its written charter, which was approved in its current form by the Board of Directors on June 22, 2000, the Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders of the Corporation and others, the systems of internal controls established by management and the Board of Directors, and the audit process. The Audit Committee is responsible for appointing, compensating and overseeing the work of the Corporation’s independent auditors.

In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Corporation as of and for the year ended December 31, 2002 with management and KPMG LLP, the Corporation’s independent accountants. The Audit Committee also discussed with the Corporation’s independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also determined that the provision of the other non-audit services described under “Independent Auditors—Disclosure of Audit Fees” by KPMG LLP to the Corporation is compatible with maintaining KPMG’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Audit Committee

R. Reynolds Neely, Jr., Chairman

Darrell L. Frye

W. L. Hancock

Dale E. Keiger

Eugene B. McLaurin, II

PROPOSAL 1—APPROVAL OF AMENDMENT TO

ARTICLES OF INCORPORATION TO MODIFY

SUPERMAJORITY SHAREHOLDER VOTE

REQUIREMENT FOR BUSINESS COMBINATIONS

The Board of Directors proposes that the shareholders approve an amendment to the Corporation’s Articles of Incorporation, as amended, to modify the requirement that the shareholders of the Corporation approve by a supermajority vote any merger or consolidation of the Corporation with another entity, the sale, lease or exchange of substantially all of the Corporation’s assets or the dissolution of the Corporation. The amendment would replace Article IX of the Corporation’s Articles of Incorporation with a new Article IX, a copy of which is set forth in Appendix A to this proxy statement. You are urged to read the full text of the proposed new Article IX carefully.

The Corporation’s Articles of Incorporation presently require the affirmative vote of 75% of the Corporation’s shares to approve any business transaction involving the merger or consolidation of the Corporation with another entity, the sale, lease or exchange of substantially all of the Corporation’s assets or the dissolution of the Corporation. The proposed amendment would make this supermajority vote requirement applicable only if the transaction has not been approved by the Corporation’s Board of Directors. Where the transaction does not involve a related party, meaning a holder of 15% or more of the outstanding FNB Common Stock or that holder’s affiliate, the transaction may be approved by three-fourths of the members of the Board of Directors. If a related party is involved, the supermajority shareholder vote will not be required if the transaction has been approved by three-fourths of the “disinterested” members of the Corporation’s Board of Directors. “Disinterested” directors are directors who are neither affiliated with nor a nominee of the related party, but only if they were members of the Board of Directors of the Corporation prior to the time the related party became such or were recommended by a majority of the disinterested directors then in office.

If the requisite Board approval for the transaction is obtained, the North Carolina Business Corporation Act would govern, generally requiring the affirmative vote of the holders of a majority of the outstanding shares of FNB Common Stock then entitled to vote to approve the transaction. If the proposed new Article IX is approved, the affirmative vote of the holders of at least 75% of the outstanding FNB Common Stock would be required to amend its provisions.

Like the existing Article IX, the proposed amendment could make it more difficult for a third party to acquire control of the Corporation. The proposed amendment, however, makes it easier for the Corporation to acquire other entities than does the present Article IX. A critical part of the Corporation’s strategic plan to enhance shareholder value and to promote growth is to acquire other financial institutions. Fulfilling this plan is made more difficult by the 75% supermajority shareholder vote requirement that must be complied with even if the Corporation is the acquiror and the Corporation’s directors approve the proposed acquisition. Although the Corporation may make acquisitions without satisfying the high vote requirement through how it structures the transaction, such as by using a specially created merger subsidiary or effecting a share exchange, the structure employed to avoid the 75% vote requirement may add unnecessary complexity and expense to the transaction.

The proposed amendment does not make it more difficult for an unfriendly suitor to take over the Corporation than does existing Article IX. A proposed transaction that is approved by of the Corporation’s Board of Directors in the manner described above would not have to satisfy any supermajority shareholder vote requirement under the amendment. If that approval is not given, the acquiror would need to obtain under the amendment the same affirmative vote of 75% of the outstanding FNB Common Stock to approve and complete the proposed acquisition as is presently required under the Corporation’s Articles of Incorporation.

The amendment is not being proposed in response to any takeover proposal. The Corporation is not aware of any existing or proposed takeover proposal for the Corporation and the proposed amendment is not being submitted to the shareholders in anticipation of a takeover proposal. Rather, the proposed amendment is being submitted to the shareholders to continue anti-takeover protection similar to that afforded by existing Article IX but to couple that protection with flexibility that would permit the Corporation to acquire other financial institutions.

Vote Required and Board Recommendation

The affirmative vote of holders of 75% of the shares of FNB Common Stock entitled to vote at the meeting is required to approve the proposed amendment. If the shareholders do not approve the amendment, the Corporation’s Articles of Incorporation, which require the affirmative vote of 75% of the Corporation’s shares to approve various business transactions in all instances, will continue in effect.

The Board of Directors recommends a vote “FOR” the proposal.

PROPOSAL 2—APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

The Board of Directors of the Corporation adopted as of March 20, 2003, the FNB Corp. 2003 Stock Incentive Plan and approved its submission to the shareholders for approval. The following is a summary of the plan. A copy of the plan was filed electronically with the Securities and Exchange Commission with this proxy statement.

The purpose of the stock incentive plan is to attract and retain officers, other key employees and nonemployee directors, including advisory board members, and to provide such persons with incentives and rewards for superior performance and increased shareholder value. As of March 27, 2003, the FNB Corp. Stock Compensation Plan has 695,690 shares subject to outstanding grants and non-vested awards. No further grants and awards may be made pursuant to the Stock Compensation Plan because the plan expired on March 10, 2003.

Material Features of the Stock Incentive Plan

Types of Awards.    The stock incentive plan would permit the granting of any or all of the following types of incentive awards: (1) stock options, including incentive stock options intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code, (2) stock appreciation rights, or SARs, in tandem with stock options or freestanding, (3) restricted stock, (4) deferred shares, (5) performance shares and performance units conditioned upon meeting performance criteria, and (6) other awards of stock or awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, stock or securities convertible into stock, which we refer to as other stock-based awards.

Administration and Eligibility.    The stock incentive plan shall be administered by the Compensation Committee, composed of two or more members each of whom must be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 as amended (“Exchange Act”), and, to the extent an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, an “outside director” within the meaning of Section 162(m). The Compensation Committee has the authority to select participants to whom awards are granted, to determine the type of awards and the number of shares covered and to set the terms, conditions and provision of such awards; however, only the Board of Directors has authority to make grants to nonemployee directors. The Compensation Committee shall be authorized to interpret the stock incentive plan and to establish, amend and rescind any rules and regulations relating to the stock incentive plan, to determine the terms and provision of any agreements entered into under the stock incentive plan and to make all other determinations that may be necessary or advisable for the administration of the stock incentive plan. The Compensation Committee may select participants from the employees of the Company or its majority-owned subsidiaries who in the judgment of the Committee are key to the business performance of the Corporation. In the latest cycle of grants and using a similar definition of key employees, approximately 50 employees received grants under the Stock Compensation Plan.

Shares Subject to Plan.    Subject to adjustment as described below, 420,000 shares of Common Stock initially shall be available for awards granted under the stock incentive plan during the 10-year term of the plan. No more than 200,000 shares may be used for awards of performance units. No participant may receive awards, including options, during any one calendar year representing more than 50,000 shares or more than 25,000 performance units.

In the event the Corporation acquires another company or combines with another company, any shares covered by or issued as a result of the assumption or substitution of outstanding grants of the acquired company would not be deemed issued under the stock incentive plan and would not be subtracted from the shares available for grant under the stock incentive plan. If any shares subject to any award under the stock incentive plan are forfeited, or such award is settled for cash, or expires or is otherwise terminated without issuance of shares, the shares subject to such award shall again be available for grant pursuant to the stock incentive plan. If shares are withheld by or tendered to the Corporation in connection with the payment of the exercise price of an option or other award under the stock incentive plan or the satisfaction of tax withholding obligations, such shares shall again be available for awards under the stock incentive plan. The shares of stock deliverable under the stock incentive plan may be authorized and unissued shares, or shares that have been reacquired by the Corporation.

Stock Options.    Stock options granted under the stock incentive plan may be options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or “nonqualified stock options” that are not intended to so qualify. The price per share of stock purchasable under any stock option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the stock on the date of the grant of such option (or 110% of the fair market value in the case of incentive stock options granted to participants holding 10% or more of the Corporation’s voting stock). The terms of each option shall be fixed by the Compensation Committee. Options shall be exercisable at such time or times as determined by the Compensation Committee, but no option may be exercised more than 10 years from the date the option is granted (or five years from the date of grant in the case of incentive stock options granted to participants holding 10% or more of the Company’s voting stock).

Each grant will specify the terms and conditions, which may include the achievement of any performance objectives determined by the Compensation Committee and the continuous employment of the participant during a specified period, that are necessary for the stock options to become exercisable and such grant may also provide for the early exercise of the options in the event of a change in control of the Corporation or similar event.

Stock Appreciation Rights.    A SAR may be granted freestanding or in tandem with an option granted under the stock incentive plan. Upon exercise of a SAR, the participant is entitled to receive the excess of the fair market value of the shares for which the right is exercised (calculated on the exercise date) over either the option price under the related option in the case of tandem SARs or a specified “base price” determined by the Compensation Committee at the time of grant in the case of freestanding SARs. The grant price and other terms of the SAR shall be determined by the Compensation Committee, but the grant price may not be less than the fair market value of the shares on the date of grant and no SAR may be exercisable more than ten years from the grant date. Payment by the Corporation upon such exercise may be in cash, stock or a combination of cash and stock, and the Compensation Committee may grant to the participant or reserve to the Compensation Committee the right to elect among those alternatives. Unless otherwise determined by the Compensation Committee, any related option shall no longer be exercisable to the extent the SAR has been exercised and the exercise of an option shall cancel the related SAR to the extent of such exercise.

Restricted Stock.    An award of restricted stock involves the immediate transfer by the Corporation of stock in consideration of the rendering of services. Restricted stock must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code for a period determined by the Compensation Committee, and during such period, such restricted stock may not be transferred or otherwise disposed of by the recipient. Subject to such restrictions, the participant is immediately entitled to voting, dividend and other ownership rights in such restricted stock, although the Compensation Committee may provide that dividends paid on such stock during the restricted period be subject to certain restrictions. The Compensation Committee may specify performance objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such restricted stock. The Compensation Committee may also provide for early termination of such restrictions in the event of a change in control of the Corporation or similar event.

Deferred Shares.    An award of the deferred shares granted under the stock incentive plan represents the right to receive stock in consideration for the performance of services at the end of a specified deferral period as determined by the Compensation Committee on the date of grant. Any grant of deferred shares may be subject to such conditions, including the attainment of the performance objectives and the continuous employment of the participant during the deferral period, as the Compensation Committee specifies. The grant may provide for the early termination of the deferral period in the event of a change in control of the Corporation or similar event. During the deferral period, the participant is not entitled to transfer, vote or receive dividends on the shares subject to the award, but the Compensation Committee may provide for the payment of dividend equivalents on a current or deferred basis.

Performance Awards.    Performance awards are incentives based upon achievement of specified performance goals set by the Compensation Committee. The Compensation Committee may set a period during which performance criteria as determined by the Committee are measured for the purpose of determining the extent to which a performance award has been earned. If by the end of such performance period the participant has achieved the specified performance objectives, the participant will be deemed to have fully earned the performance shares or performance units granted. Performance share awards are payable in the form of shares, and performance unit awards are payable in the form of stock, cash or a combination thereof. The performance period set by the Compensation Committee will generally be over a multi-year period and may be subject to early termination in the event of a change in control of the Corporation or a similar event.

Other Stock-Based Awards.    The Compensation Committee may also grant other stock-based awards, consistent with the purposes of the stock incentive plan, which shall be any award of stock or other award that is valued in whole or in part by reference to, or is otherwise based on, stock or securities convertible into stock. Subject to the terms of the stock incentive plan, the Compensation Committee may determine the terms and conditions of any such other stock-based award.

Nonassignability of Awards.    Unless the Compensation Committee determines otherwise at the time of an award or thereafter, no award granted under the stock incentive plan may be transferred by a participant other than by will or the laws of descent and distribution, and stock options and SARs may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant if permitted by applicable law. The Compensation Committee may expressly provide in a nonqualified stock option agreement that the participant may transfer such option to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve.

Adjustments.    In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination exchange of shares or other corporate change or event, the Compensation Committee may make substitutions or adjustments in the aggregate number or class of shares which may be distributed under the stock incentive plan and in the number, class and price of shares subject to the outstanding awards granted under the stock incentive plan as it deems appropriate to maintain the purpose of the original grant.

The Compensation Committee is authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles.

Amendments and Termination.    The Board of Directors may amend, alter or discontinue the stock incentive plan or any portion thereof at any time, provided that no such amendment or alteration may be made without shareholder approval to increase (1) the aggregate number of shares available under the stock incentive plan, (2) the aggregate number of performance units that may be granted, or (3) the number of shares (including options) or performance units that may be granted to any participant in any calendar year. The Compensation Committee may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without his or her consent. However, the Compensation Committee may not amend the terms of any option to reduce the option price or to cancel any option and grant a new option with a lower option price such that the effect would be the same as reducing the option price. The stock incentive plan will terminate 10 years from the date on which it was approved by the Board of Directors. After such date, no further grant can be made, but outstanding awards shall continue in effect.

Code Section 162(m) Performance-Based Compensation.    The Compensation Committee may grant to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a “covered employee” under Internal Revenue Code Section 162(m), performance-based awards that vest or become exercisable upon the achievement of one or more objective performance goals established by the Compensation Committee, which shall be based on the achievement of specified levels of one or any combination of the following: return on equity, earnings per share, earnings growth, return on capital, return on assets, total shareholder return or increase in the market value per share. Such performance goals may be expressed on an absolute or a relative basis, may be based on or otherwise employ comparisons based on internal targets, the Corporation’s past performance and/or the past or current performance of other companies, and, in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, or to assets or net assets. Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision to the Code, and the regulations under the Code. Stock options and SAR’s granted pursuant to the stock incentive plan to “covered employees” are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

The stock incentive plan provides that with respect to a covered employee the maximum number of shares in respect of which all performance-based restricted stock, deferred shares, performance shares, performance units and/or other stock-based awards may be granted under the stock incentive plan during any calendar year is 50,000 shares and that the maximum amount of any such award which is payable in cash in any calendar year is $250,000.

Estimate of Benefits

Because the stock incentive plan is discretionary and may be based on the Corporation’s financial performance, it is not possible to determine or to estimate the benefits or amounts that will be received in the future by individual employees or groups of employees under the plan. If the stock incentive plan had been in effect during fiscal 2002, the stock option awards received by the Corporation’s executive officers would have been the same as the stock option awards actually received by such persons during fiscal 2002 under the Stock Compensation Plan. The Option Grants in the 2002 table in the Executive Compensation section above lists the stock option awards during fiscal 2002 to the officers named in the Summary Compensation Table.

Federal Income Tax Consequences

The following discussion outlines generally the federal income tax consequences of participation under the stock incentive plan.

Nonqualified Stock Options.    The recipient of a nonqualified stock option under the stock incentive plan is not subject to any federal income tax upon the grant of such option nor does the grant of the option result in an income tax deduction for the Corporation. As a result of the exercise of an option, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the recipient upon exercise over the exercise price. Such fair market value generally will be determined on the date the shares are transferred pursuant to the exercise. However, if the recipient is subject to Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred will be determined is delayed under Section 83(c) of the Code until the earlier of the last day of the six-month period beginning on the date the “property” is “purchased” or the first day on which a sale of the “property purchased” will not subject the recipient to suit under Section 16(b) of the Exchange Act. Alternatively, if the recipient is subject to Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The recipient will recognize ordinary income in the year in which the fair market value of the shares transferred is determined under Section 83 of the Code. The Corporation generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient when such ordinary income is recognized by the recipient.

Depending on the period the shares are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short- or a long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified stock option was exercised.

Special rules apply to a recipient who exercises a non-qualified stock option by paying the exercise price, in whole or in part, by the transfer of shares to the Corporation.

Incentive Stock Options.    An employee is not subject to any federal income tax upon the grant of an incentive stock option pursuant to the stock incentive plan, nor does the grant of an incentive stock option result in an income tax deduction for the Corporation. Further, an employee will not recognize income for federal income tax purposes and the Corporation normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

If the shares transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. If the employee is subject to Section 16(b) of the Exchange Act, special rules may apply to determine the amount of ordinary income recognized upon the disposition. The balance, if any, of the employee’s gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Corporation normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the employee.

If the shares transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition generally will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Corporation will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

Other Awards.    A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted shares on such date (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

A recipient of deferred shares generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restriction on transfer for purposes of Section 83 of the Code. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment in respect of performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted shares received.

In limited circumstances where the sale of shares received under the stock incentive plan could subject an officer or director to suit under Section 16(b) of the Exchange Act, the federal income tax consequences to the officer or director may differ from the federal income tax consequences described above. In these circumstances, absent a Section 83(b) election (as described above), the principal difference usually will be to postpone valuation and taxation of the shares received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

To the extent that a participant recognizes ordinary income on the payment of an award, the Corporation or the subsidiary for which the participant performs services should be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” with the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m). An employee who recognizes ordinary income ordinarily will be subject to both wage withholding and other employment taxes.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of FNB Common Stock voted on the proposal at the Annual Meeting is required to approve the stock incentive plan.

The Board of Directors recommends a vote “FOR” approval of the 2003 Stock Incentive Plan.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 13, 2003 for inclusion in the Corporation’s proxy statement and form of proxy relating to such meeting. If a shareholder notifies the Corporation any later than February 25, 2004 of an intent to present a proposal at the next Annual Meeting of Shareholders, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials related to such meeting.

OTHER MATTERS

There is no business other than as set forth, so far as now known, to be presented for action by the shareholders at the meeting. It is intended that the proxies will be exercised by the persons named therein upon matters that may properly come before the meeting or any adjournment thereof, in accordance with the recommendations of management.

By Order of the Board of Directors

Michael C. Miller

Chairman and President

Date: April 11, 2003

Appendix A

FNB CORP.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

ARTICLE IX

The vote of shareholders of the corporation required to approve any Business Combination (as defined in paragraph (c)(2) of this Article) shall be as set forth in this Article IX.

(a)  Vote Required for Certain Business Combinations.    In addition to any vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in paragraph (b) of this Article IX:

(A)  Any merger or consolidation of the corporation with, or any share exchange providing for the acquisition of any class of capital stock of the corporation entitled to vote generally in the election of directors by, any person; or

(B)  Any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions) to or with any person, whether as part of a dissolution or otherwise, of substantially all of the assets of the corporation or any subsidiary of the corporation; or

(C)  The adoption of any plan or proposal for the dissolution of the corporation proposed by or on behalf of any person;

shall require the affirmative vote of the holders of at least three-fourths (75%) of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, considered for this purpose as one class or voting group (“Voting Stock”). Such affirmative vote shall be required notwithstanding that no vote may be required, or that some lesser percentage may be permitted, by law or the Articles of Incorporation or Bylaws of the corporation, or permitted in any agreement with any national securities exchange or otherwise.

(b)  When Higher Vote Is Not Required.    The provisions of paragraph (a) of this Article IX shall not be applicable to any Business Combination that shall have been approved by three-fourths (75%) of the Disinterested Directors of the corporation.

(c)  Definitions.    For the purposes of this Article IX:

(1)  A “person” shall mean any individual, firm, corporation or other entity.

(2)  “Business Combination” shall mean any transaction that is referred to in one or more of the clauses (A) through (C) of paragraph (a) of this Article.

(3)  “Related Party” shall mean any person (other than the corporation or any subsidiary of the corporation) who or which:

(A)  is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the then outstanding shares of Voting Stock; or

(B)  is an Affiliate or Associate of the corporation and at any time within the three-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the then outstanding shares of Voting Stock; or

(C)  is an assignee or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock that were at any time within the three-year period immediately prior to the date in question beneficially owned by any Related Party, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

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(4)  A person shall be a “beneficial owner” of any Voting Stock:

(A)  that such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

(B)  that such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise, or (ii) the right to vote, or to direct the vote of any other person, pursuant to any agreement, arrangement or understanding; or

(C)  that are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

(5)  For the purpose of determining whether a person is a Related Party pursuant to paragraph (c)(3) of this Article IX, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph (c)(4) of this Article, but shall not include any other shares of Voting Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants, options or otherwise.

(6)  “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(7)  A “subsidiary of the corporation” means any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) is owned, directly or indirectly, by the corporation or by a subsidiary of the corporation or by the corporation and one or more subsidiaries of the corporation; provided, however, that for the purposes of the definition of Related Party set forth in paragraph (c)(3) of this Article IX, the term “subsidiary of the corporation” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

(8)  “Disinterested Director” with respect to any Business Combination involving a Related Party means  (i) any member of the Board of Directors of the corporation who is unaffiliated with, and not a nominee of, any Related Party and who was a member of the Board prior to the time that the Related Party became a Related Party, and (ii) any successor of a Disinterested Director (or any other member of the Board who became a director after the time any Related Party became a Related Party) who is unaffiliated with, and not a nominee of, any Related Party and who was recommended by a majority of Disinterested Directors then on the Board of Directors. With respect to any Business Combination not involving a Related Party, “Disinterested Director” means any member of the Board of Directors of the corporation.

(d)  Powers of the Disinterested Directors.    Three-fourths (75%) of the Disinterested Directors of the corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article IX, including, without limitation, (i) whether a person is a Related Party, (ii) the number of shares of Voting Stock beneficially owned by any person, (iii) whether a person is an Affiliate or Associate of another person, and (iv) whether the requirement of paragraph (b) of this Article IX has been met with respect to any Business Combination. The good faith determination of three-fourths (75%) of the Disinterested Directors on such matters shall be conclusive and binding for all purposes of this Article IX.

(e)  No Effect on Fiduciary Obligations of Related Party.    Nothing contained in this Article IX is to be construed to relieve any Related Party from any fiduciary obligation imposed by law.

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FNB CORP.

2003 STOCK INCENTIVE PLAN

1.    PURPOSE.

The purpose of this Plan is to attract and retain Key Employees and Non-Employee Directors for FNB Corp. (FNB) and to provide such persons with incentives and rewards for superior performance and increased shareholder value. This Plan will authorize the Committee to grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Stock Appreciation Rights, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards to those officers, Key Employees and Non-Employee Directors who are selected to participate in the Plan.

2.    DEFINITIONS.

As used in this Plan, the following terms shall be defined as set forth below:

“AFFILIATE” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

“AWARD” means any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

“AWARD AGREEMENT” means any written agreement, contract, or other instrument or document evidencing any Award approved or authorized by the Committee and delivered to a Participant.

“BASE PRICE” means the price to be used as the basis for determining the Spread upon the exercise of a Stock Appreciation Right.

“BOARD” means the Board of Directors of FNB Corp.

“CHANGE IN CONTROL” means (a) the Company is merged or consolidated or reorganized into or with another corporation, person or entity (including, without limitation, a merger in which the Company is the surviving entity) and, as a result of such transaction, the holders of the Company’s Common Stock immediately before the transaction, as a group, hold less than 50% of the combined voting power of the outstanding securities of the surviving entity immediately after the transaction; (b) the Company’s Common Stock is acquired in a share exchange pursuant to Section 55-11-02 of the General Statutes of North Carolina and, as a result of such transaction, the holders of the Company’s Common Stock immediately before the transaction, as a group, hold less than 50% of the combined voting power of the outstanding securities of the acquiring corporation immediately after the transaction; (c) the Company sells or otherwise transfers assets having an aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of more than 50% of the Company’s total assets, as reflected on the most recent audited consolidated balance sheet of the Company, and, as a result of such transaction, neither the Company nor the holders of the Company’s Common Stock immediately before the transaction, as a group, hold 50% or more of the combined voting power of the outstanding securities of the transferee immediately after the transaction; (d) there is a report filed on Schedule 13D or Schedule 14D-1 of the Securities Exchange Act of 1934, as amended, by a person (other than a person that satisfies the requirements of Rule 13d-1(b)(1) under the Exchange Act for filing such report on Schedule 13G), which report as filed discloses that any person (as the term “person” is used in Section 13(d) and Section 14(d) of the Exchange Act) has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the Company’s Common Stock (whether by purchase, recapitalization of the Company or otherwise); or (e) if during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of the Plan if the Company or any Company-sponsored employee benefit plan (or any trustee of any such plan on its behalf) files or becomes obligated to file a report or proxy statement disclosing beneficial ownership by a Company-sponsored employee benefit plan of more than 50% of the Company’s Common Stock.

“CODE” means the Internal Revenue Code of 1986, as amended from time to time.

“COMMITTEE” means a Committee of the Board which shall have a least two members, each of whom shall be appointed by and shall serve at the pleasure of the Board and all of whom shall be “disinterested persons” with respect to the Plan within the meaning of Section 16 of the Exchange Act.

“COMPANY” means FNB Corp. or any successor corporation.

“COVERED OFFICER” means at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the company within the meaning of Section 162(m) of the Code; provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

“DEFERRAL PERIOD” means the period of time during which Deferred Shares are subject to deferral limitations enumerated in Section 10 of this Plan.

“DEFERRED SHARES” means an Award pursuant to Section 10 of this Plan providing the right to receive Shares at the end of a specified Deferral Period.

“DISABILITY” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.

“DIVIDEND EQUIVALENTS” means amounts equivalent to the dividends paid on Shares of common stock. They may be granted in connection with Awards denominated in notional Shares, or they may be granted on a freestanding basis.

“EARLY RETIREMENT” means, unless otherwise defined in the applicable Award Agreement, the termination of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates at a time when the Participant would meet the age and service requirements for “early retirement” under the terms of the applicable Company pension plan.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time.

“FAIR MARKET VALUE” on any date with respect to the Stock means (1) if the Stock is listed on a national securities exchange, the last reported sale price of the Stock on such exchange or, if no sale takes place on such date, the average of the reported closing bid and asked prices on such date, or (2) if the Stock is otherwise publicly traded, the last reported sale price of the Stock under the quotation system under which such sale price is reported or, if no sale takes place on such date, the average of the reported closing bid and asked prices on such date under the quotation system under which such bid and asked prices are reported, or (3) if no such last sales price or average of the reported closing bid and asked prices are available on such date, such last reported sale price of the Stock or, if no sale takes place, the average of the reported closing bid and asked prices as so reported for the immediately preceding business day (a) on the national securities exchange on which the Stock is listed or, (b) if the Stock is otherwise publicly traded, under the quotation system under which such data are reported, or (4) if none of the prices described above is available, the fair market value per share of the Stock as reasonably determined by the Board.

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“FNB” means FNB Corp. or any successor to such corporation.

“GRANT DATE” means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

“GRANTEE” means the person so designated in an agreement as the recipient of an Award granted by the Company.

“HARDSHIP” means an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant’s property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

“INCENTIVE STOCK OPTION (ISO)” means any Option that is intended to qualify as an “Incentive Stock Option” under Section 422 of the Code or any successor provision.

“KEY EMPLOYEE” means an employee of FNB or any Subsidiary or Parent Corporation who, in the judgment of the Committee acting in its absolute discretion, is key to the business performance and success of FNB.

“NON-EMPLOYEE DIRECTOR” means a member of the Board or of an advisory board of a Subsidiary who is not an employee of the Company or an Affiliate.

“NONQUALIFIED STOCK OPTION” or “NQSO” means an Option that is not intended to qualify as an Incentive Stock Option.

“NORMAL RETIREMENT” means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company pension plan at or after attainment of age 65, or if a Participant is not covered by any such plan, retirement on or after attainment of age 65.

“OPTION” means any Option (ISO or NQSO) to purchase Shares granted under this Plan.

“OPTION PRICE” means the purchase price payable to purchase one share upon the exercise of an Option or other Award.

“OPTIONEE” means the person so designated in an agreement evidencing an outstanding Option or other Award.

“OTHER STOCK-BASED AWARD” means any Award granted under Section 12 of the Plan.

“PARENT CORPORATION” means any corporation, which is a parent of FNB within the meaning of Section 424(e) of the Code.

“PARTICIPANT” means an officer, a Key Employee or a Non-Employee Director who is selected by the Board or the Committee to receive benefits under this Plan, provided that Non-Employee Directors shall not be eligible to receive grants of Incentive Stock Options.

“PERFORMANCE OBJECTIVES” means performance goals or targets established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Deferred Shares, Options, Restricted Shares or Other Stock-Based Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the division, department or function within the Company or Subsidiary in which the Participant is employed. Any Performance Objectives applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be limited to specified levels of, or increases in, the Company’s or Subsidiary’s return on equity, earnings growth, return on capital, return on assets, divisional return on capital, divisional return on net assets, total shareholder return and/or increase in the Fair Market Value of the Shares. Except in the case of Performance Objectives related to an

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Award intended to qualify under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee, after the date of grant, may modify such Performance Objectives, in whole or in part, as the Committee deems appropriate and equitable.

“PERFORMANCE PERIOD” means a period of time established under Section 11 of this Plan within which the Performance Objectives relating to a Performance Share, Performance Unit, Option, Deferred Share or Restricted Share are to be achieved.

“PERFORMANCE SHARE” means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more Shares contingent upon the achievement of one or more Performance Objectives during a Performance Period.

“PERFORMANCE UNIT” means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more units, denominated in Shares or cash or a combination thereof, contingent upon achieving one or more Performance Objectives during a Performance Period.

“PERSON” means any individual, corporation, partnership, associate, joint-stock company, trust, unincorporated organization, government or instrumentality of a government or other entity.

“PLAN” means this FNB Corp. 2003 Stock Incentive Plan as effective as of the date adopted by the Board in 2003 and as amended from time to time thereafter.

“RESTRICTED SHARES” means Shares granted under Section 9 of this Plan subject to such restrictions, including, but not limited to, service requirements and/or Performance Objectives, as may be determined by the Committee at the time of grant.

“RULE 16B-3” means Rule 16b-3 of the Exchange Act and any successor provision thereto as in effect from time to time.

“SHARES” or “STOCK” means Shares of the common stock of FNB Corp. $2.50 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 4 of this Plan.

“SPREAD” means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

“STOCK APPRECIATION RIGHT” means a right granted under Section 8 of this Plan, including a Stock Appreciation Right or a Tandem Stock Appreciation Right.

“SUBSIDIARY” means a corporation or other entity (i) more than 50 percent of whose outstanding Shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding Shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest (representing the right generally to make decisions for such other entity) is, as of the date this Plan is approved by the Board and thereafter owned or controlled directly or indirectly by the Company, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

“TANDEM STOCK APPRECIATION RIGHT” means a Stock Appreciation Right granted pursuant to Section 8 of this Plan that is granted in tandem with an Option or any similar right granted under any other Plan of the Company such that the exercise of one results in the cancellation of the other.

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“TEN PERCENT SHAREHOLDER” means a person who owns, at the time of an Award and after taking into account the attribution rules of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of either FNB, a Subsidiary or a Parent Corporation.

3.    SHARES AVAILABLE UNDER THE PLAN.

(a)    Subject to adjustment as provided in Section 4 of this Plan, the number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) Awarded as Restricted Shares and released from substantial risk of forfeiture, or (iii) issued or transferred in payment of Deferred Shares, Performance Shares, Performance Units, or Other Stock Based Awards, shall not in the aggregate exceed 420,000 Shares. Such Shares may be Shares of original issuance or Shares that have been reacquired by the Company. The number of Performance Units granted under this Plan may not in the aggregate exceed 200,000.

(b)    Upon the payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding obligations under the Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred only the number of Shares actually issued or transferred by the Company, less the number of Shares so transferred or relinquished. In any event, the number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 420,000, subject to adjustment as provided in Section 4 of the Plan. Upon the payment in cash of a benefit provided by any Award under this Plan, any Shares that were subject to such Award shall again be available for issuance or transfer under this Plan. Performance Units that are paid in Shares or are not earned by a Participant at the end of a Performance Period are available for future grants of Performance Units.

(c)    If an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, or Stock distributed pursuant to an Award is forfeited or reacquired by the Company, or is surrendered upon exercise of an Award, the Stock subject to such Award or so forfeited, reacquired or surrendered shall again be available for distribution for purposes of the Plan.

(d)    No Participant may receive Awards, including Options, during any one calendar year representing more than 50,000 Shares or more than 25,000 Performance Units.

(e)    Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4.    ADJUSTMENTS.

In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined in good faith by the Committee, in its sole discretion, to be appropriate in order to prevent dilution or enlargement of the rights of Optionees or Grantees, then the Committee shall in such manner as it may deem equitable: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (3) the grant or exercise price with respect to any Award under the Plan, provided that in each case, the number of shares subject to any Award shall always be a whole number; (ii) in cancellation of an option, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) in cancellation of an award, make provision for a cash payment to the holder of an outstanding Award.

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5.    ADMINISTRATION OF THE PLAN.

(a)    This Plan shall be administered by one or more Committees appointed by the Board. Any grants of Awards to officers who are subject to Section 16 of the Exchange Act shall be made by a Committee composed of not less than two members of the Board, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3. Any grant of an Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be made by a Committee composed of not less than two members of the Board, each of whom shall be an “outside director” within the meaning of the regulations under Section 162(m) of the Code. For purposes of grants of Awards to Non-Employee Directors, the entire Board shall serve as the Committee.

(b)    The Committee, or Committees, shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority: (i) to select the officers and other Key Employees of the Company, its Subsidiaries and Affiliates to whom Awards may from time to time be granted; (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Other Stock-Based Awards, Performance Share Awards, Performance Unit Awards, or any combination of the foregoing, granted to any one or more Participants; (iii) to determine the number of Shares to be covered by any Award; (iv) to establish the terms and conditions of any Award, including, but not limited to: (A) the Share price; (B) any restriction or limitation on the grant, vesting or exercise of any Award (including but not limited to, the attainment (and certification of the attainment) of one or more Performance Objectives (or any combination thereof) that may apply to the individual Participant, a Company business unit, including a Subsidiary or an Affiliate, or the Company as a whole); and (C) any waiver or acceleration of vesting or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine; and to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee), dividends or deemed dividends on such deferrals.

(c)    Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; to amend or modify the terms of any Award at or after grant with the consent of the holder of the Award, except to the extent prohibited by Section 7(b); to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). No member of the Committee shall be liable to any person or entity for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

(d)    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any subsidiary and Affiliate, and Participant, any holder or beneficiary of any Award, any Employee and any Non-Employee Director.

6.    ELIGIBILITY.

Any officer, Key Employee (including any employee-director of the Company or of any Subsidiary or Affiliate who is not a member of the Committee) or Non-Employee Director shall be eligible to be designated a Participant.

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7.    OPTIONS.

The Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)    Each grant shall specify the number of Shares to which it pertains.

(b)    Each grant shall specify an Option Price per Share. Except in the case of Substitute Awards, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the Grant Date. If an officer or Key Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), and an Incentive Stock Option is granted to such officer or Key Employee, the Option Price shall be no less than 110% of the Fair Market Value on the Grant Date. Notwithstanding the foregoing and except as permitted by the provisions of Sections 4 and 19(c) hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options.

(c)    Each Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares that have been owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Option Price, together with any applicable withholding taxes, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 7(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

(d)    On or after the Grant Date of any Option other than an Incentive Stock Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7(d), the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer apply only to the same number of Shares received by the Optionee as applied to the forfeitable or Restricted Shares surrendered by the Optionee.

(e)    Any grant may provide, to the extent permitted by law, for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

(f)    Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Non-Employee Director, service on the Board) or other terms and conditions, such as achievement of Performance Objectives, that may be determined by the Committee that is necessary before the Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event.

(g)    Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options, or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Non-Employee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options or Tandem Stock Appreciation Rights related to such Incentive Stock Options are exercisable for the first time by an Optionee

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during any calendar year (under all Plans of the Company) exceeds $100,000 such Options shall be treated as Nonqualified Stock Options.

(h)    No Option granted under this Plan may be exercised more than 10 years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), the term of such Incentive Stock Option shall be no more than five years from the date of grant.

(i)    Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Optionee and containing such terms and provisions as the Committee may determine consistent with this Plan.

8.    STOCK APPRECIATION RIGHTS.

The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right provides a Participant the right to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent), of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)    Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash;

(b)    Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date;

(c)    Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable;

(d)    Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control of the Company or other similar transaction or event,

(e)    On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of Dividend Equivalents thereon in cash or Shares on a current, deferred or contingent basis,

(f)    Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Optionee, which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan,

(g)    Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under this or any other Plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation;

(h)    Each grant of a Stock Appreciation Right shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of the Shares on the Grant Date. Successive grants of Stock Appreciation Rights may be made to the same Participant regardless of whether any Stock Appreciation Rights previously granted to such Participant remain unexercised. Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Stock Appreciation Rights or installments thereof shall become exercisable, and any

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grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.

9.    RESTRICTED SHARES.

The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)    Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

(b)    Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

(c)    Each grant shall provide that the Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control of the Company or other similar transaction or event.

(d)    Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal by the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

(e)    Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units.

(f)    Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in the form of cash or additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(g)    Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

(h)    At the end of the restricted period and provided that any other restrictive conditions of the Restricted Shares Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.

10.    DEFERRED SHARES.

The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)    Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

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(b)    Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

(c)    Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control of the Company or other similar transaction or event.

(d)    During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Shares, but the Committee may on or after the Grant Date authorize the payment of Dividend Equivalents on such Shares in cash or additional Shares on a current, deferred or contingent basis.

(e)    Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units. Except as otherwise determined by the Committee, all Deferred Shares and all rights of the grantee to such Deferred Shares shall terminate, without further obligation on the part of the Company, unless the Grantee remains in continuous employment of the Company for the entire Deferral Period in relation to which such Deferred Shares were granted and unless any other restrictive conditions relating to the Deferred Shares are met.

(f)    Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

11.    PERFORMANCE SHARES AND PERFORMANCE UNITS.

The Committee also may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a)    Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(b)    The Performance Period with respect to each Performance Share or Performance Unit shall commence on a date specified by the Committee at the time of grant and may be subject to earlier termination in the event of a Change in Control of the Company or other similar transaction or event.

(c)    Each Award shall specify the Performance Objectives that are to be achieved by the Participant with respect to the grant or the vesting thereof.

(d)    Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula or other procedure for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(e)    Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(f)    Any grant of Performance Shares or Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed a maximum specified by the Committee on the Grant Date.

(g)    Any grant of Performance Shares may provide for the payment to the Participant of Dividend Equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

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(h)    If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(i)    Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

12.    OTHER STOCK-BASED AWARDS.

The Committee shall have the authority to grant to Participants an “Other Stock-Based Award,” which shall consist of any right that is (a) not an Award described in Sections 7 through 11 above and (b) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

13.    AWARDS TO NON-EMPLOYEE DIRECTORS.

The Board may grant to Non-Employee Director’s awards in the form of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares and/or Other Stock Based Awards, including unrestricted Shares. The grants may be made according to an approved formula of the Board or made at the discretion of the Board from time to time. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board or an advisory board of a Subsidiary, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

14.    PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED AWARDS.

Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Awards granted hereunder shall be subject to the terms and provisions of this Section 14:

(a)    The Committee may grant to Covered Officers performance-based Awards that vest or become exercisable upon the attainment of performance targets related to one or more Performance Objectives selected by the Committee from among the list of Performance Objectives contained herein. For the purposes of this Section 14, performance goals shall be limited to one or more of the Performance Objectives or any combination thereof. Each Performance Objective may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Shares outstanding, or to assets or net assets.

(b)    With respect to any Covered Officer, the maximum annual number of Shares in respect of which all performance-based Restricted Shares, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards may be granted under the Plan is 50,000 and the maximum annual amount of any Award settled in cash is $250,000.

(c)    To the extent necessary to comply with Section 162(m) of the Code, with respect to Restricted Share Awards, Deferred Share Awards, Performance Share Awards, Performance Unit Awards and Other Stock-Based Awards, no later than 90 days following the commencement of each Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) select the Performance Objective or Objectives applicable to the Performance Period, (ii) establish the various targets and bonus amounts which may be earned for such Performance Period, and (iii) specify the relationship between

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Performance Objectives and targets and the amounts to be earned by each Covered Officer for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such Performance Period. In determining the amount earned by a Covered Officer for a given Performance Period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

15.    TRANSFERABILITY.

(a)    Except as provided in Section 15(b), no Award granted under this Plan may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

(b)    The Committee may expressly provide in a Nonqualified Stock Option agreement (or an amendment to such an agreement) that a Participant may transfer such Nonqualified Stock Option to a spouse or lineal descendant (a “Family Member”), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of any such Nonqualified Stock Option shall be prohibited except in accordance with this Section 15(b). All terms and conditions of any such Nonqualified Stock Option, including provisions relating to the termination of the Participant’s employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 15(b).

(c)    Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 9 of this Plan, shall be subject to further restrictions upon transfer.

16.    FRACTIONAL SHARES.

No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

17.    WITHHOLDING TAXES.

To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Committee may provide, at its discretion, for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award other than ISO’s.

18.    CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED

       LEAVES OF ABSENCE.

Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, Disability, Normal Retirement, Early Retirement with the consent of the Company or leave of

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absence approved by the Company, or in the event of Hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 15(b) or (c) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award under this Plan.

19.    AMENDMENTS AND OTHER MATTERS.

(a)    The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall increase any of the limitations specified in Sections 3 or 14(b) of this Plan, other than to reflect an adjustment made in accordance with Section 4, without the further approval of the shareholders of the Company.

(b)    Subject to the restrictions of Section 7(b) hereof, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(c)    The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with a performance-based Award’s meeting the requirements of Section 162(m) of the Code.

(d)    This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time.

(e)    To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

20.    GOVERNING LAW.

The validity, construction and effect of this Plan and any Award hereunder shall be determined in accordance with the laws (including those governing contracts) of the State of North Carolina, without giving effect to the conflicts of law principles thereof.

21.    NO RIGHTS TO AWARDS.

No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

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22.    SHARE CERTIFICATES.

All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

23.    AWARD AGREEMENTS.

Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Award Agreement shall be executed or acknowledged by the Participant only if required by the Committee.

24.    NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.

Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval as such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

25.    SEVERABILITY.

If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

26.    OTHER LAWS.

The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

27.    NO TRUST OR FUND CREATED.

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

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28.    HEADINGS.

Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

29.    EFFECTIVE DATE AND SHAREHOLDER APPROVAL.

This Plan shall become effective upon its approval by the Board subject to approval by the shareholders of the Company at the next Annual Meeting of Shareholders. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the shareholders of the Company.

30.    TERMINATION.

This Plan shall terminate ten years from the date on which this Plan is first approved by the Board, and no Award shall be granted after that date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

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FNB CORP.

101 Sunset Avenue

Asheboro, North Carolina 27203

Proxy for Annual Meeting of Shareholders - May 13, 2003

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Larry Campbell and Darrell L. Frye, or either of them, proxies with full power of substitution to vote all shares of FNB Corp. standing in the name of the undersigned at the above Annual Meeting of Shareholders, and all adjournments thereof:

1.	ELECTION OF CLASS I DIRECTORS TO SERVE FOR TWO-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2005: Bruce D. Jones and Dale E. Keiger.

With authority to vote for all nominees listed above, except as designated below.
Withhold authority to vote for all nominees listed above.

To withhold authority to vote for any individual nominee, write the nominee’s name in the space above.

2.	ELECTION OF CLASS II DIRECTORS TO SERVE FOR THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2006: W. L. Hancock, Eugene B. McLaurin, II, R. Reynolds Neely, Jr. and Richard K. Pugh.

With authority to vote for all nominees listed above, except as designated below.
Withhold authority to vote for all nominees listed above.

To withhold authority to vote for any individual nominee, write the nominee’s name in the space above.

3.	PROPOSAL 1 – TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION to modify the supermajority shareholder vote requirement for business combinations.
FOR AGAINST ABSTAIN

4.	PROPOSAL 2 – TO APPROVE THE 2003 STOCK INCENTIVE PLAN.
FOR AGAINST ABSTAIN

5.	With discretionary authority upon such other matters as may come before the meeting.

The Board of Directors recommends a vote for authorization to vote for the nominees, the amendment to the Articles of Incorporation and the 2003 Stock Incentive Plan. The proxy will be voted accordingly unless otherwise specified.

Dated: ,2003
Signature of Shareholder

Signature of Shareholder
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.